                                  $200,000,000

                              WARNER CHILCOTT, INC.

                             WARNER CHILCOTT PUBLIC
                                 LIMITED COMPANY

                       12(epsilon)% Senior Notes Due 2008

                               PURCHASE AGREEMENT

                                                               February 11, 2000

CREDIT SUISSE FIRST BOSTON CORPORATION
 As Representative of the Several Purchasers,
  Eleven Madison Avenue,
   New York, N.Y. 10010-3629

Dear Sirs:

      1. Introductory. Warner Chilcott, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation ("CSFBC") and the several other initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$200,000,000 principal amount of its 12(epsilon)% Senior Notes due 2008 ("Offered Securities") to be issued under an indenture, dated as of February 15, 2000 (the "Indenture"), among the Company, Warner Chilcott Public Limited Company, the owner of 100% of the capital stock of the Company (the "Guarantor"), and The Bank of New York, as Trustee. The obligations of the Issuer under the Indenture and the Offered Securities will be fully and unconditionally guaranteed on a senior basis by the Guarantor (the "Guaranty"). The United States Securities Act of 1933 is herein referred to as the "Securities Act."

      The Company has entered into an Asset Purchase Agreement dated as of January 26, 2000 (the "BMS Agreement") to acquire Estrace(R) vaginal cream, Ovcon(R) 35 oral contraceptive and Ovcon(R) 50 oral contraceptive (collectively, the "Product Lines") from Bristol-Myers Squibb Company ("BMS") for total consideration of $180 million (the "Acquisition"). In connection with Acquisition, the Company and BMS have entered into two Transitional Services and Supply Agreements, each dated as of January 26, 2000. with respect to the Product Lines (collectively the "Supply Agreements"). The Acquisition is subject to the satisfaction or waiver of certain conditions and, accordingly, there can be no assurance that the Acquisition will be completed on the terms and conditions set forth in the BMS Agreement, or at all.

      Each of the Company and the Guarantor hereby agrees with the several Purchasers as follows:

      2. Representations and Warranties of the Company and the Guarantor. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, the Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with the documents listed in Schedule B hereto and any other document approved by the Company or the Guarantor for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document
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            does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein. it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Guarantor's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Guarantor with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify to be in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, properties or results of operations of the Guarantor and the Guarantor's subsidiaries taken as a whole ("Material Adverse Effect").

                  (c) The Guarantor has been duly incorporated and is an
            existing public limited company under the laws of the Republic of Ireland, with power and authority to own its properties and conduct its business as described in the Offering Document; and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (d) The Company has no subsidiaries. Each subsidiary of the
            Guarantor (other than the Company) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Guarantor, including the Company, has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary (including the Company) owned by the Guarantor, directly or through subsidiaries, is owned free from liens, encumbrances and defects. Schedule C sets forth a true, correct and complete list of all subsidiaries of the Guarantor.

                  (e) The Indenture has been duly authorized; the Offered
            Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company,


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            enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) The Guaranty has been duly authorized; and when the
            Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Guaranty will conform to the description thereof contained in the Offering Document and the Guaranty will constitute the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) The Registration Rights Agreement dated the date hereof, among the Company, the Guarantor and the Purchasers (the "Registration Rights Agreement"), conforms to the description thereof contained in the Offering Document and the Registration Rights Agreement, when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, will constitute the valid and legally binding obligation of the Company and the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (h) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or the Guarantor on the one hand and any person on the other hand that would give rise to a valid claim against the Company, the Guarantor or the Purchasers for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement or the Registration Rights Agreement.

                  (i) No consent, approval, authorization, or order of, or
            filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement (including the issuance of the Offered Securities and the making of the Guaranty) and the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective.

                  (j) Except as disclosed in the Offering Document, under
            current laws and regulations of the Republic of Ireland and any political subdivision thereof, all interest, principal, premium, if any, and other payments due or made on the Guaranty may be paid by the Guarantor to the holder thereof in United States dollars or Irish pounds that may be converted into foreign currency and freely transferred out of the Republic of Ireland and all such payments made to holders thereof who are non-residents of the Republic of Ireland will not be subject to income, withholding or other taxes under laws and regulations of the Republic of Ireland or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Republic of Ireland or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Ireland or any political subdivision or taxing authority thereof or therein.

                  (k) The execution, delivery and performance of the Indenture, the Guaranty, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any subsidiary of the Guarantor or any of their properties, or any agreement or instrument to which the Company, the Guarantor or any such


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            subsidiary is a party or by which the Company, the Guarantor or any such subsidiary is bound or to which any of the properties of the Company, the Guarantor or any such subsidiary is subject, or the charter or by-laws of the Company, the Guarantor or any such subsidiary. The Company has full power and authority to authorize, issue and sell the Offered Securities and the Guarantor has full power and authority to guarantee the obligations of the Company under the Indenture and the Offered Securities.

                  (l) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and the Guarantor.

                  (m) Except as disclosed in the Offering Document, the Company, the Guarantor and the Guarantor's subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, the Guarantor and the Guarantor's subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (n) The Company, the Guarantor and the Guarantor's
            subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and to be operated by them immediately following the Acquisition and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, the Guarantor or any of the Guarantor's subsidiaries, would individually or in the aggregate, have a Material Adverse Effect.

                  (o) No labor dispute with the employees of the Company, the
            Guarantor or any subsidiary of the Guarantor exists or, to the knowledge of the Company or the Guarantor, is imminent that might have a Material Adverse Effect.

                  (p) The Company, the Guarantor and the Guarantor's
            subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, the Guarantor or any of the Guarantor's subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (q) None of the Company, the Guarantor or any of the
            Guarantor's subsidiaries is (i) in violation of its charter or statute as applicable, or by-laws (or other similar organizational documents), (ii) in default in the performance or observation of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which any of them may be bound, or to which any of its property or assets is subject except for such defaults that would not result in a Material Adverse Effect or (iii) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any of its subsidiaries or any of their assets or properties, except as disclosed in the Offering Document. Specifically, and without limiting the foregoing, except as disclosed in the Offering Document, none of the Company, the Guarantor or any of the Guarantor's subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or


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            toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor the Guarantor is aware of any pending investigation which might lead to such a claim.

                  (r) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, the Guarantor or any of the Guarantor's subsidiaries or any of their respective properties that, if determined adversely to the Company, the Guarantor or any of the Guarantor's subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company and the Guarantor to perform their respective obligations under the Indenture, this Agreement, the Guaranty or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's or the Guarantor's knowledge, contemplated.

                  (s) The financial statements of the Guarantor and its
            consolidated subsidiaries included in the Offering Document present fairly the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, the special purpose historical statements of net sales and product contribution of the Product Lines included in the Offering Document present fairly the net sales and product contribution of the Product Lines for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts; and to the best knowledge of the Company and the Guarantor, there has been no material adverse change in the net sales and product contribution of the Product Lines for the period commencing October 1, 1999 through the date hereof.

                  (t) Except as disclosed in the Offering Document, since the date of the latest audited financial statements of the Guarantor and its consolidated subsidiaries included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, the Guarantor and the Guarantor's subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company or the Guarantor on any class of its capital stock.

                  (u) To the best knowledge of the Guarantor, except as
            disclosed in the Offering Document, since the date of the latest audited special purpose historical statements of net sales and product contribution of the Product Lines included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Product Lines.

                  (v) Neither the Company nor the Guarantor is an open-end
            investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company


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            Act"); and neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, neither will be an "investment company" as defined in the Investment Company Act.

                  (w) No securities of the same class (within the meaning of
            Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under
            Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (x) Assuming the accuracy of the representations and
            warranties of the Purchasers contained in Section 4 hereof, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (y) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or
            (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (z) The Guarantor is subject to Section 13 or 15(d) of the
            Exchange Act.

                  (aa) The representations, warranties and agreements of the
            Company set forth in the BMS Agreement and the Supply Agreements and, to the best knowledge of the Company and the Guarantor after due inquiry, the representations, warranties and agreements of BMS set forth in the BMS Agreement and the Supply Agreements, are true and correct as of the date hereof.

                  (bb) Except as disclosed in the Offering Document, upon the completion of the Acquisition, the Company will have good and marketable title to the Product Lines, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it.

                  (cc) Upon the completion of the Acquisition, the Company will own the intellectual property rights necessary to conduct the business to be operated by them with respect to the Product Lines as described in the Offering Document.

                  (dd) Each of KMPG LLP and KPMG, who have certified certain financial statements of the Company, whose report is included in the Offering Document and who have delivered the letter referred to in
            Section 6(a) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations (as defined in Section 6(a) hereof) during the periods covered by the financial statements on which they have reported contained in the Offering Document.

                  (ee) The Company, the Guarantor and the Guarantor's
            subsidiaries have filed all tax returns that are required to be filed or have duly requested extensions thereof and have paid all


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            taxes required to be paid by any of them and any related
            assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 2(a) above in respect of all taxes for all periods as to which the tax liability of the Company, the Guarantor or any of the Guarantor's subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

                  (ff) Each of the Company and the Guarantor maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company, the Guarantor and the Guarantor's subsidiaries have not made, and, to the knowledge of the Company and the Guarantor, no employee or agent of the Company, the Guarantor or any of the Guarantor's subsidiaries has made, any payment of the Company's fund, Guarantor's funds or any subsidiary's funds or received or retained any funds (i) in violation of the Foreign Corrupt
            Practices Act, as amended, or (ii) in violation of any other applicable law, regulation or rule.

                  (gg) No forward-looking statement (within the meaning of
            Section 27A of the Exchange Act) contained in the Offering Document has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  (hh) Each of the Company and the Guarantor is, and immediately after the completion of the Acquisition and the issuance of Notes will be, Solvent. As used herein, "Solvent" means, on a particular date, that on such date (A) the fair market value of the assets of each of the Company and the Guarantor is greater than the total amount of respective liabilities (including contingent liabilities) of the Company and the Guarantor, (B) the present fair salable value of the assets of each of the Company and the Guarantor is greater than the amount that will be required to pay the probable liabilities of the Company and the Guarantor on its debts as they become absolute and matured, (C) each of the Company and Guarantor is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and
            (D) neither the Company nor the Guarantor has an unreasonably small capital.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase the Offered Securities from the Company, at a purchase price of 95.168% of the principal amount thereof plus accrued interest, if any, from February 15, 2000 to the Closing Date (as hereinafter defined).

      The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchaser in federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Kirkland & Ellis at 9:00 A.M. (New York time), on February 15, 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office of Kirkland & Ellis at least 24 hours prior to the Closing Date.


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      4. Representations by Purchasers; Resale by Purchaser. (a) Each Purchaser
severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered
            Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and Rule 144A.

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
            (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

      5. Certain Agreements of the Company and the Guarantor. Each of the Company and the Guarantor, jointly and severally, agrees with the several Purchasers that:

                  (a) The Company or the Guarantor will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering

            Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company or the Guarantor promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company or the Guarantor will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company or the Guarantor will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of each of the Company and the Guarantor, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, the Company or the Guarantor will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company or the Guarantor will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the
            Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) While any Offered Securities are outstanding, the
            Guarantor will furnish to CSFBC (and, upon request, to each of the other Purchasers), (i) the information to be provided to the Trustee for the Offered Securities pursuant to the Indenture and (ii) from time to time, such other information concerning the Company or the Guarantor as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the
            Company or the Guarantor will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the
            Company or the Guarantor will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, neither the Company nor the Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Company and the Guarantor will pay all expenses
            incidental to the performance of their obligations under this Agreement, the Indenture, the Guaranty and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration

            Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Guaranty, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The Portal(SM) Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities, (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, (vi) for any fees charged by investment rating agencies for the rating of the Offered Securities or the Exchange Securities, (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers and (viii) one-half of the fees and disbursements of Purchasers' counsel up to a maximum of $250,000. The Company and the Guarantor will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of their Offered Securities, none of the Company, the Guarantor or any of the Guarantor's affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which they or any of their affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) The Guarantor will indemnify and hold harmless the
            Purchasers against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation of the Guaranty and on the execution and delivery of this Agreement. All payments to be made by the Guarantor hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Guarantor is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Guarantor shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

      6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein, to the accuracy of the statements of officers of the Company and the Guarantor made pursuant to the provisions hereof, to the performance by the Company and the Guarantor of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of each of KPMG LLP and KPMG in agreed form confirming that they are independent public accountants within the meaning of the American Institute of Certified Public Accountants and the applicable published rules and regulations thereby and to the effect that:

                        (i) in their opinion the financial statements examined
                  by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations");

                        (ii) they have performed the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

                        (iii) on the basis of the review referred to in clause
                  (ii) above, a reading of the latest available interim financial statements of the Guarantor, inquiries of officials of the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                              (A) the unaudited financial statements included in
                        the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                              (B) at the date of the latest available balance
                        sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                              (C) for the period from the closing date of the
                        latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, net operating income, consolidated income before extraordinary items or net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

                        (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                        (v) other items, in form and substance satisfactory to
                  the Purchaser, concerning the financial information with respect to the Guarantor and the Guarantor's subsidiaries and the unaudited pro forma financial data, in each case as set forth in the Offering Document.

                  (b) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP in form and substance satisfactory to the Purchasers concerning the financial information with respect to the Product Lines set forth in the Offering Document.

                  (c) Subsequent to the execution and delivery of this
            Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, the Guarantor or the Guarantor's subsidiaries which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States or Ireland is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (d) The Purchasers shall have received an opinion, dated the
            Closing Date, of Kirkland & Ellis, U.S. counsel for the Company and the Guarantor, substantially in the form of Exhibit 1 hereto.

                  (e) The Purchasers shall have received an opinion, dated the
            Closing Date, of McCann Fitzgerald, Irish counsel for the Company and the Guarantor, in form and substance satisfactory to CSFBC and its counsel.

                  (f) The Purchasers shall have received an opinion, dated the
            Closing Date, of Beth Hecht, General Counsel of the Company and the Guarantor, substantially in the form of Exhibit 2 hereto.

                  (g) The Purchasers shall have received from Weil, Gotshal &
            Manges LLP, counsel for the Purchaser, such opinion, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company' and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters with reference to same in the Offering Circular.

                  (h) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and the Guarantor in this

            Agreement are true and correct, that the Company and the Guarantor have complied with all agreements and satisfied all conditions on their parts to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Offering Document, there has been no material adverse change, or any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and the Guarantor's subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (i) The Purchasers shall have received a letter, dated the
            Closing Date, of KPMG LLP which meets the requirements of subsection
            (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  (j) The Purchasers shall have received a letter, dated the
            Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  (k) The Acquisitions pursuant to the BMS Agreement shall have been completed on the terms contained in the BMS Agreement.

                  (l) The Purchasers shall have received evidence, in form and substance satisfactory to the Purchasers and their counsel, that the Company's existing working capital facility with a syndicate of banks led by PNC Business Credit has been repaid in full and that all liens securing such facility have been released.

                  (m) The Purchasers shall have received evidence, in form and substance satisfactory to the Purchasers and their counsel, that the Company's existing Senior Subordinated Discount Notes due 2001 have been redeemed in full.

      The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably requests. CSFBC may in its sole discretion waive compliance with any conditions to the obligations of the Purchasers hereunder.

      7. Indemnification and Contribution. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or the Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser or any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Purchaser through

CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, the Guarantor, their directors and officers and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the third paragraph, the second and third sentences of the eight paragraph, and the ninth paragraph, under the caption "Plan of Distribution;" provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's or the Guarantor's failure to perform its obligations under Section 5(a) of this Agreement.

                  (c) Promptly after receipt by an indemnified party under this
            Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other from the offering of the Offered

            Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company and the Guarantor under this Section shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or the Guarantor within the meaning of the Securities Act or the Exchange Act.

      8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(c)(ii), the Company and the Guarantor will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 100 10-3629, Attention: Investment Banking Department -- Transactions Advisory Group, or, if sent to the Company or the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at Rockaway 80 Corporate Center, 100 Enterprise Drive, Suite 280, Rockaway, New Jersey 07866, Attention:
Paul S. Herendeen, Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company and the Guarantor as if such holders were parties thereto.

      12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

      The Company and the Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Guarantor irrevocably appoints Kirkland & Ellis, with offices on the date hereof located at 153 East 53rd Street, New York, New York 10022, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Guarantor, by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Guarantor in any such suit or proceeding. The Guarantor further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

      The obligation of the Guarantor in respect of any sum due to the Purchaser shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by the Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to the Purchaser hereunder, the Company agrees, as a separate obligation and


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notwithstanding any such judgment, to indemnify the Purchaser against such loss.
If the United States dollars so purchased are greater than the sum originally due to the Purchaser hereunder, the Purchaser agrees to pay to the Guarantor an amount equal to the excess of the dollars so purchased over the sum originally due to the Purchaser hereunder.


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      If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantor and the Purchaser in accordance with its terms.

                                        Very truly yours,

                                        WARNER CHILCOTT, INC.

                                        By /s/ Paul S. Herendeen
                                           Paul S. Herendeen
                                           Executive Vice President and
                                           Chief Financial Officer


                                        WARNER CHILCOTT PUBLIC LIMITED COMPANY

                                        By /s/Paul S. Herendeen
                                           Paul S. Herendeen
The foregoing Purchase Agreement           Executive Vice President and
  is hereby confirmed and accepted         Chief Financial Officer
  as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION

By: /s/ M. Roderick Rivera
    M. Roderick Rivera
    Director

     Acting on behalf of itself
     and as the Representative
     of the several Purchasers


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